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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 14, 2007 (June 12, 2007)
                                                 -----------------------------

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-9334                                        13-3258160
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    (Commission File Number)                   (IRS Employer Identification No.)


Two Trap Falls Road, Suite 402, Shelton, CT                  06484
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  (Address of Principal Executive Offices)                 (Zip Code)

                                  203 402 1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers

         Baldwin Technology Company, Inc. ("Baldwin" or the "Company") reported that on June 12, 2007, the Company's Board of Directors elected Karl S. Puehringer as Chief Executive Officer of the Company, effective July 1, 2007. Details of this announcement are contained in the press release of the Company dated June 13, 2007, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

          Mr. Puehringer is also President and Chief Operating Officer of the Company, previously reporting to Gerald A. Nathe, the Company's Chairman and current Chief Executive Officer. Mr. Nathe will resign the office of Chief Executive Officer effective July 1, 2007, but will continue to serve as Chairman of the Company. New employment agreements between Mr. Puehringer and the Company and between Mr. Nathe and the Company will be filed as exhibits to a Current Report on Form 8-K of the Company once the new agreements are finalized and signed.

         Mr. Puehringer was also elected to serve on the Executive Committee of the Board of Directors of the Company.

Item 8.01    Other Events

          The Board of Directors of the Company also approved on June 12, 2007, an equity compensation award to Mr. Puehringer pertaining to 30,000 shares of the Company's Class A Common Stock. The award of restricted shares was made pursuant to the Company's 2005 Equity Compensation Plan (the "Plan") which was approved by the Company's stockholders at the 2005 Annual Meeting of Stockholders held on November 8, 2005. Pursuant to the Plan, the award vests in three equal annual installments on the first, second and third anniversaries of the date of the award. A copy of the form of restricted stock award agreement was filed as an exhibit to the Company's Current Report on Form 8-K dated November 20, 2006.

Item 9.01    Financial Statements and Exhibits

      (c)    Exhibits


             99.1 Press release entitled "Baldwin Names Karl Puehringer as Chief Executive Officer" issued by the Company on June 13, 2007 (filed herewith).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BALDWIN TECHNOLOGY COMPANY, INC.
                                          --------------------------------
                                                   (Registrant)


                                          By:  /s/ John P. Jordan
                                             -----------------------------------
                                               John P. Jordan
                                               Vice President, Chief Financial
                                               Officer and Treasurer





Dated: June 14, 2007